EXHIBIT 10.3

                             SECURED PROMISSORY NOTE
                             -----------------------

         THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. THIS SECURED PROMISSORY NOTE HAS BEEN OR WILL BE ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, TRANSFERRED, MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER SUCH STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL FOR MAKER IS RECEIVED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR LAWS.


Principal Amount: $1,945,000                                       July 11, 2006

         TRIDENT ADVISORS, INC., a Texas corporation with offices at 700 Gemini Avenue, Suite 100, Houston, Texas 77058 (the "Maker"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby promises to pay to THE SAGEMARK COMPANIES LTD., a New York corporation with principal offices at 1285 Avenue of the Americas, 35TH Floor, New York, New York 10019 (the "Payee"), the principal amount of One Million Nine Hundred Forty Five Thousand Dollars ($1,945,000) (the "Principal"), together with all accrued interest thereon, on and subject to the terms and conditions hereinafter set forth:

         1. Incorporation by Reference. Reference is made to that certain Purchase Agreement dated as of November 9, 2005, as amended, between Maker and Payee (the "Agreement"). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

         2. Interest. From and after the date hereof through the date on which the Principal is paid in full, the outstanding Principal balance of this Secured Promissory Note (the "Note") shall bear simple interest at the one year LIBOR rate as published in The Wall Street Journal. On the last day of each year during the term of this Note, interest on the Principal for the following year shall be payable based upon the one year LIBOR rate as published in The Wall Street Journal on such date. Interest shall be computed on a 360 day per year basis. In no event shall Payee be entitled to receive interest in excess of the legally permissible rate of interest. In the event that Payee receives payments under this Note that are deemed excessive interest under applicable law, such excess will be applied first to the costs referred to in Section 16 hereof and then to the Principal of this Note. If such costs and the Principal are paid in full, any remaining excess shall be refunded to Maker. All interest due and payable under this Note shall be paid in full on the Maturity Date (hereinafter defined).

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         3.       Payment Terms. Maker shall unconditionally and irrevocably pay to Payee, without set-off or deduction, the Principal of this Note, and all accrued interest thereon, on the earlier of July 10, 2010 (the "Maturity Date") or the Termination Date (hereinafter defined).

         4. Acceleration. Upon an occurrence of an event of an Event of Default (hereinafter defined) under this Note, the unpaid Principal balance of this Note, and all accrued interest thereon, shall, at Payee's election by notice to Maker, become immediately due and payable.

         5. Place and Manner of Payment. All payments of Principal and interest under this Note (and all other amounts payable hereunder) shall be made to Payee in U.S. dollars on or before the due date thereof at the address of Payee set forth on the first page of this Note or, at Payee's written request, to Payee at such other place as Payee may, from time to time, designate in writing prior to the due date of any such payment. If any payment hereunder becomes due on a Saturday, Sunday or legal holiday, such payment shall become due on the next business day.

         6. Prepayment. Notwithstanding any provision of this Note to the contrary:

                  (a) Maker shall, on the 10th day of July, 2007, 2008, 2009 and 2010 pay to Payee against the Principal balance of this Note, and all accrued interest due under this Note, the greater of (i) Four Hundred Eighty Six Thousand Two Hundred Fifty Dollars ($486,250), or (ii) an amount equal to 75% of the amount of all cash distributions and the mutually agreed upon cash value of all distributions of property received by Maker from Trident with respect to the Limited Partnership Interest in the twelve month period immediately prior to each of such dates. All such prepayments hereunder shall be applied first to any accrued and unpaid interest due under this Note and then to the principal balance of this Note; and

                  (b) In the event that, at any time prior to the Maturity Date, Maker or Trident consummate a sale of more than fifty percent (50%) of their equity interests or all, or substantially all of their assets, or consolidate with or merge into any other Person (other than a merger with a subsidiary where Maker or Trident, as applicable, is the surviving entity) or sell or transfer all or part of the Limited Partnership Interest or Maker or Trident is liquidated or dissolved (each a "Sale Event"), the unpaid Principal balance of this Note, and all accrued interest thereon, shall become immediately due and payable. Maker will provide notice to Payee at least twenty (20) business days prior to the consummation of any Sale Event; and

                  (c) At the option of Maker, the unpaid Principal balance of this Note, and any accrued interest thereon, may be prepaid, in whole or in part, at any time or from time to time, without penalty or premium.

         7.       Security.
                  --------

                  (a) As collateral security for Maker's obligation to make full and timely payment of the Principal of this Note, and all accrued interest thereon, Maker has granted Payee a first priority lien and security interest in and to the Limited Partnership Interest (the "Collateral"). Maker has delivered, or will deliver, to Payee a certificate evidencing its ownership of the limited

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partnership interest (the "Certificate") which Payee shall retain possession of as collateral security for Maker's obligations under this Note until this Note, inclusive of all accrued interest, has been paid in full by Maker. In addition, Maker hereby covenants to prepare and/or execute and/or record all documents and instruments requested of it by Payee or its counsel for the purpose of perfecting and otherwise effectuating such lien and security interest and hereby authorizes Payee, as Maker's attorney-in-fact, to execute all such documents and instruments on its behalf and to file and/or record same wherever required.

                  (b) Upon the occurrence of an Event of Default under this Note, Payee shall have all of the rights and remedies of a secured creditor under the Uniform Commercial Code of the State of New York with respect to the Collateral. Upon payment in full to Payee of the Principal of this Note, and all accrued interest thereon, the lien and security interest in the Collateral shall be deemed terminated, Payee shall deliver the Certificate to Maker and Payee shall prepare and/or execute and/or record all documents and instruments requested of it by Maker, or its counsel, for the purpose of terminating such lien and security interest and Payee hereby authorizes Maker, as Payee's attorney-in-fact, to execute at that time all such documents and instruments on its behalf and to file and/or record same wherever required for such purpose.

         8.       Definitions.
                  -----------

                  (a) The term "Event of Default" shall mean any event specified in Section 10 of this Note.

                  (b) The term "Person" shall mean a corporation, association, partnership, limited liability company, or any other organization or entity.

                  (c) The term "Trident" shall mean Trident Growth Fund, L.P., a Delaware limited partnership, with offices at 700 Gemini Avenue, Suite 100, Houston, Texas 77058.

         9. Covenants. Maker hereby covenants and agrees that so long as the Principal of this Note, and any accrued interest thereon, is outstanding:

                  (a) Maker will duly and punctually pay or cause to be paid the Principal, and all accrued interest thereon, as provided for in this Note, when due in accordance with the terms hereof.

                  (b) Maker will, as soon as available, furnish the holder of this Note with copies of all reports and other correspondence received from Trident with respect to the Limited Partnership Interest for all periods and will notify Payee, in writing, of the date and amount of all distributions of cash or property received by Maker from Trident with respect to the Limited Partnership Interest prior to payment in full of the outstanding Principal balance of this Note, and all accrued interest thereon.

                  (c) Maker will comply with all of its representations, warranties, covenants and obligations under and in accordance with the terms of the Purchase Agreement.

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                  (d)      Maker hereby represents that it has granted to Payee
a first lien and security interest in the Limited Partnership Interest and that it will not grant any junior liens or security interests, or create or permit any other encumbrances on or with respect to the Limited Partnership Interest prior to payment in full of this Note.

         10.      Default.
                  -------

                  (a) If any one or more of the following events shall occur, each such event shall, for purposes of this Note, be deemed to be an "Event of Default":

                           (i) default by Maker in the payment of the Principal of this Note, or any accrued interest thereon, or any mandatory prepayment or other installment thereof, within five (5) days after the same shall become due and payable, whether by acceleration or otherwise; or

                           (ii) default by Maker in the performance or observance of any other material term or provision contained in this Note if such default shall not have been remedied within thirty (30) days after written notice thereof from Payee to Maker; or

                           (iii) Maker's making of an assignment for the benefit of its creditors or the entry of a final order, judgment or decree adjudicating Maker bankrupt or insolvent; or

                           (iv) Maker's petitioning or applying to any court of competent jurisdiction or other tribunal for the appointment of a trustee or receiver of Maker, or of any substantial part of the assets or properties of Maker, or the commencement by Maker of any proceedings relating to Maker under any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, or similar law of any jurisdiction whether now or hereafter in effect; or the filing of any such petition or application, or the commencement of any such proceedings against Maker, if Maker by any act indicates its approval thereof, consents or acquiesces therein, or the entry of any order, judgment or decree appointing any such trustee or receiver, or approving the petition in any such proceedings, if such order, judgment or decree remains unstayed or unbonded and in effect for more than forty-five (45) days.

                  (b) All payments received by Payee after an Event of Default under this Note will be applied first to the costs referred to in
Section 16 hereof, next to all accrued interest on the then outstanding Principal balance of this Note and then to the unpaid Principal balance of this Note.

         11. Waiver of Presentment, Demand and Notice. Maker hereby waives presentment for payment, demand, notice of demand, notice of non-payment or dishonor, protest and notice of protest of this Note, and all other notices in

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connection with the delivery, acceptance, performance, default, or enforcement of the terms of this Note (except for notices which are specifically provided for elsewhere in this Note) and Maker hereby agrees that its liability under this Note shall be without regard to the liability of any other party, including any guarantor of this Note, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee. Maker hereby agrees that additional makers, endorsers, guarantors or sureties may become parties to this Note without notice to Maker and without affecting Maker's liability hereunder.

         12. Remedies Cumulative. The rights and remedies of Payee provided in this Note shall be cumulative and concurrent and exclusive of all rights and remedies provided by law or in equity and Payee may, at its election, pursue its rights and remedies against Maker hereunder or thereunder, singly, successively, or together, at the sole discretion of Payee, and all of such rights and remedies may be exercised separately as often as occasion therefor shall occur. The failure of Payee to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

         13. Severability; Lawful Interest. If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect and shall be unaffected thereby.

         14. No Waiver by Payee. Payee shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Payee, and then only to the extent specifically set forth in any such writing. A waiver of one event shall not be construed as continuing or constitute a bar to or waiver of any right or remedy with respect to a subsequent event.

         15. Modification; Governing Law. The provisions of this Note represent the entire agreement and understanding of Maker and Payee with respect thereto (other than the applicable provisions of the Agreement) and may not be modified or amended except by an instrument in writing signed by the party to be bound thereby. This Note and the respective rights and obligations of Maker and Payee hereunder shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed therein and without regard to the principles of conflicts of laws thereof. To the extent that there is any inconsistency between the provisions of this Note and the provisions of the Agreement, the provisions of this Note shall govern and be controlling.

         16. Costs of Collection. In the event that Payee shall commence any action or proceeding to enforce the terms of this Note after an Event of Default by Maker under this Note, including any legal action or proceeding for the enforcement of any judgment resulting therefrom, Payee shall be entitled to recover from Maker, upon demand, all costs and expenses incurred by Payee in connection therewith (including, without limitation, all of Payee's attorneys' fees and disbursements), together with interest on any judgment obtained, at the then prevailing legal rate of interest.

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         17.      Notices. All notices, consents, requests, demands and other communications required or permitted to be given under this Note shall be in writing and delivered personally, receipt acknowledged, or mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to Maker or Payee, as applicable, at their respective addresses set forth on the first page of this Note (or to such other address as either Maker or Payee, as applicable, shall specify by notice given in accordance with this provision). All such notices, consents, requests, demands and other communications shall be deemed given when personally delivered, as aforesaid, or, if mailed as aforesaid, on the third business day after the mailing thereof or on the day actually received, if earlier, except for a notice of a change of address which shall be effective only upon receipt.

         18. Binding Effect. This Note shall be binding upon Maker and Maker's successors and permitted assigns and shall inure to the benefit of Payee and Payee's successors and assigns. Maker shall not have the right to assign this Note, or any of Maker's obligations hereunder, without the written consent of Payee, which consent shall be within Payee's sole and absolute discretion.

         19. Authorization. The execution and delivery of this Note has been duly authorized by all required action of Maker and constitutes a valid and binding obligation of Maker, enforceable against Maker in accordance with the terms of this Note.

         20. Further Assurances. Maker hereby agrees that, at any time and from time to time after the date hereof, upon the reasonable request of Payee, Maker shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such further acts, deeds, assignments, transfers, conveyances, and assurances as may be reasonably required to more effectively consummate this Note or to confirm or otherwise effectuate the provisions of this Note.

         IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has executed this Note on the day and year above written.


                                       TRIDENT ADVISORS, INC.

                                       By: /s/ FRANK DELAPE
                                           -------------------------------------
                                           Frank DeLape, President

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STATE OF TEXAS     )
                   )     :ss.:
COUNTY OF HARRIS   )

         On July 12, 2006, before me personally came Frank DeLape, to me known, and known to me to be, and who, by me duly sworn, did depose and say that deponent is the President of Trident Advisors, Inc., the corporation described in and which executed the foregoing Secured Promissory Note and that deponent acknowledged to me that his signature was affixed to such Note by order of the Board of Directors of such corporation.


                                       /s/ BELINDA LONG
                                       -----------------------------------------
                                       Notary Public


                                                   [NOTARY SEAL]

                                                   BELINDA LONG
                                               My Commission Expires
                                                   April 11, 2009



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